--------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2004

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of December 31, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-4)

                           Impac Secured Assets Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                CALIFORNIA                           333-85310-03                     33-071-5871
           --------------------                  --------------------             ---------------
(State or Other Jurisdiction                         (Commission                     (I.R.S. Employer
            of Incorporation)                        File Number)                  Identification No.)

1401 Dove Street
Newport Beach, California                                                                 92660
-------------------------                                                                 -----
(Address of Principal                                                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  5.1      Opinion of Thacher Proffitt & Wood LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              IMPAC SECURED ASSETS CORP.


                                              By: /s/ Richard J. Johnson
                                                  -----------------------
                                              Name:   Richard J. Johnson
                                              Title:  Chief Financial Officer

Dated: January 18, 2005

                                   EXHIBIT 5.1